SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                December 18, 2001


       SAXON ASSET SECURITIES COMPANY (as Depositor under the Pooling and
      Servicing Agreement, dated as of September 1, 2001, providing for the issuance of Mortgage Loan Asset Backed Certificates, Series 2001-3)

                         Saxon Asset Securities Company
                ------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



        Virginia                      333-67170                  52-1865887
 --------------------------          -----------            -------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
    Of Incorporation)                File Number)            Identification No.)



     4880 Cox Road
 Glen Allen, Virginia                                             23060
 --------------------                                          ------------
(Address of Principal                                           (Zip Code)
 Executive Offices)



       Registrant's telephone number, including area code: (804) 967-7400

                                    No Change
   --------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events

     The Registrant registered issuances of Mortgage Loan Asset Backed Certificates, Series 2001-3 on a delayed or continuous basis pursuant to Rule
415 under the Securities Act of 1933, as amended (the "Act"), by Registration Statements on Form S-3 (Registration File Nos. 333-87351 and 333-65718) (together, the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $700,000,000 in aggregate principal amount of Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1, Class AV-2, Class A-IO, Class S-1, Class S-2, Class M-1, Class M-2, Class X-IO, Class P-1, Class C, Class R-1, Class R-2 and Class B Certificates of its Mortgage Loan Asset Backed Certificates, Series 2001-3 on October 11, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated September 25, 2001, as supplemented by the Prospectus Supplement dated September 27, 2001 (the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     Saxon Asset Securities Company, as Depositor, Saxon Mortgage, Inc., as Master Servicer, Meritech Mortgage Services, Inc., as Servicer and Bankers Trust Company, as Trustee, entered into the First Amendment to Pooling and Servicing Agreement (the "Amendment"), attached hereto as Exhibit 4.1 hereto, dated as of December 18, 2001, among the Depositor, the Master Servicer, the Servicer and the Trustee. The Amendment amended the Pooling and Servicing Agreement (as amended, the "Pooling and Servicing Agreement"), dated as of September 1, 2001, a form of which was filed as an exhibit to the Registrant's Form 8-K dated as of October 26, 2001. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

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



     Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


 4.1 First Amendment to Pooling and Servicing Agreement, dated December 18, 2001, among Saxon Asset Securities Company, as Depositor, Saxon Mortgage, Inc., as Master Servicer, Meritech Mortgage Services, Inc., as Servicer, and Bankers Trust Company. as Trustee.



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




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SAXON ASSET SECURITIES COMPANY



                                    By: /s/ Bradley D. Adams
                                        ----------------------------------------
                                          Name: Bradley D. Adams
                                          Title:   Senior Vice President



Dated:  December 20, 2001


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




                                  EXHIBIT INDEX



Exhibit No.                                 Description


4.1 First Amendment to Pooling and Servicing Agreement, dated December 18, 2001, among Saxon Asset Securities Company, as Depositor, Saxon Mortgage, Inc., as Master Servicer, Meritech Mortgage Services, Inc., as Servicer, and Bankers Trust Company. as Trustee.




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